Exhibit A
                            TELULAR CORPORATION
              THIRD AMENDED AND RESTATED STOCK INCENTIVE PLAN

   1. Purpose

        The Telular Corporation Stock Incentive Plan (the Plan) is an amendment and restatement of the Telular Corporation Amended and Restated Stock Option Plan. The Plan is designed to enable directors, officers and all employees of Telular Corporation (the Company) to acquire or increase a proprietary interest in the Company, and thus to Share in the future success of the Company's business. Accordingly, the Plan is intended as a means of attracting and retaining directors, officers and employees of outstanding ability, and of increasing the identity of interests between them and the Company's Shareholders, by providing an incentive to perform in a superior manner and rewarding such performance. Because the individuals eligible to receive Awards under the Plan will be those who are in positions to make important and direct contributions to the success of the Company, the directors believe that the grant of Awards will advance the interests of the Company and the Shareholders.

   2. Definitions

        In this Plan document, unless the context clearly indicates otherwise, words in the masculine gender shall be deemed to refer to females as well as to males, any term used in the singular also shall refer to the plural, and the following capitalized terms shall have the following meanings:

     (a) "Agreement" means the written agreement to be entered into by the Company and the Grantee, as provided in Section 7 hereof.


     (b) "Award" means an Option, a Stock Appreciation Right, a Performance Share, or any award described in Section 15 hereof.


     (c) "Beneficiary" means the person or persons designated in writing by the Grantee as his beneficiary with respect to an Award in the event of the Grantee's death; or, in the absence of an effective designation or if the designated person or persons predecease the Grantee, the Grantee's Beneficiary shall be the person or persons who acquire by bequest or inheritance the Grantee's rights in respect of an Award. In order to be effective, a Grantee's designation of a Beneficiary must be on file with the Committee before the Grantee's death. Any such designation may be revoked by the Grantee and a new designation substituted therefor at any time before the Grantee's death.

     (d)     "Board  of  Directors"  or  "Board"  means  the  board   of
        directors of the  Company.

     (e) A "Change in Control" shall be deemed to occur when and if any of the following events occurs:

        (i) the Company acquires knowledge that any "person" or "group" within the meaning of Section 13(d) and 14(d)(2) of the 1934 Act in a transaction or series of transactions has become the "beneficial owner," as defined in Rule 13d-3 under the 1934 Act, directly or indirectly, of a majority of the then outstanding voting securities of the Company (not including voting securities held by officers or directors of the Company within the meaning of Section 16 of the 1934 Act), otherwise than through a transaction or series of transactions arranged by, or consummated with the prior approval of, the Board; or

        (ii) the consummation of a merger or consolidation of the Company with, or a sale of all or substantially all of the assets of the Company to, another corporation unaffiliated with the Company that has been approved by the holders of a majority of the outstanding voting securities of the Company (not including any voting securities that are held by directors or officers of the Company within the meaning of
          Section 16 of the 1934 Act) and after which merger, consolidation or the Shareholders of the Company immediately prior thereto do not beneficially own at least a majority of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of
          directors  of  the   corporation  surviving  such  merger   or
          consolidation or to which all or substantially all such assets are transferred.

      (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     (g) "Committee" means a committee, appointed or approved by the Board pursuant to Section 5(a) below, consisting of not less than two directors who are "disinterested persons" within the meaning of Rule 16b-3 under the 1934 Act (or any successor rule of similar import) or such greater number of directors as may be required to satisfy the requirements of Rule 16b-3 as in effect from time to time. To the extent that it is determined desirable to exempt any compensation earned under the Plan from the limitation on deductions imposed by Section 162(m) of the Code and the rules and regulations thereunder, membership in the Committee may be limited as necessary to exempt such compensation from such limitation.

     (h)     "Company" means Telular Corporation.

     (i) "Disability" means having a total and permanent disability as defined in Section 22(e)(3) of the Code.

     (j) "Fair Market Value" means, when used in connection with the Shares on a certain date, (1) the closing price if Shares are listed on NASDAQ or any national stock exchange, or (2) if Shares are not so listed, any other appropriate method that the Committee deems fair and equitable.

     (k) "Grantee" means a person to whom an Award has been granted under the Plan.

     (l) "Incentive Stock Option" means an Option that complies with the terms and conditions set forth in Section 422(b) of the Code and is designated by the Committee as an Incentive Stock Option.

     (m) "1934 Act" means the Securities Exchange Act of 1934, as amended from time to time.

     (n) "Nonqualified Stock Option" means an Option granted under the Plan other than an Incentive Stock Option.

     (o) "Option" means an option to purchase a Share or Shares under the Plan. Unless the context clearly indicates otherwise, the term "Option" shall include both Incentive Stock Options and Nonqualified Stock Options.

     (p) "Parent" means any parent corporation of the Company within the meaning of Section 424(e) of the Code (or a successor provision of similar import).

     (q) "Payment Date" means the date specified by the Committee at the grant of a Performance Share that is used to determine the amount and timing of a payment with respect to a Performance Share. A Payment Date may be a certain date or the date on which a performance goal is attained.

     (r) "Performance Share" means a right that provides for a payment in accordance with Section 14 hereof.

     (s) "Plan" means the Telular Corporation Stock Incentive Plan, as set forth herein and as amended from time to time. Unless the context clearly indicates otherwise, the term "Plan" includes the Telular Corporation Stock Option Plan prior to its amendment and restatement.

     (t) "Shares" means shares of the Common Stock, par value $.01 per Share, of the Company.

     (u) "Stock Appreciation Right" or "Right" means a right that provides for a payment in accordance with Section 10 hereof.

     (v)     "Subsidiary"  means  any  subsidiary  corporation  of   the
        Company within the meaning of Section 424(f) of the Code (or a successor provision of similar import).

     (w) "Term" means the period during which a particular Option or Right may be exercised.


   3. Adoption and Duration of the Plan

     (a) The Plan is effective as of November 17, 1993, and shall terminate ten years after such effective date, unless it is sooner terminated in accordance with Section 22 hereof. Any Award outstanding at the time that the Plan is terminated shall not cease to be or cease to become exercisable pursuant to its terms because of the termination of the Plan.

     (b) The Plan shall be approved either (1) by the affirmative vote of the holders of a majority of the outstanding Shares present in person or represented by proxy and entitled to vote at a meeting of the stockholders of the Company duly called for such purpose, or (2) by the written consent of the holders of a majority of the outstanding Shares entitled to vote.

   4. Number and Source of Shares Subject to the Plan

     (a) The Company may grant Awards under the Plan (including Options granted prior to this amendment and restatement) with respect to not more than 7,000,000 Shares (subject, however, to adjustment as provided in Section 21 hereof), which Shares may be provided from the Company's treasury, by the issuance of authorized but  unissued  Shares,  and/or  by  the  purchase  of outstanding Shares in the open market or in private transactions. The grant of an Award shall be deemed to be a grant of Shares equal to the greater of (i) the number of Shares on the basis of which the Award is calculated or (ii) the number of Shares issued (if Shares are issued) or the number of Shares with a Fair Market Value at the time of distribution equal to the cash distributed (if cash is distributed).

     (b) If, and to the extent that, all or part of an Award previously granted (including an Option granted prior to this amendment and restatement) is surrendered, lapses, expires, is forfeited or is terminated, in whole or in part, in such manner that all or some of the Shares that are the subject of the Award are not issued to a Grantee (and cash or any other form of consideration is not paid in lieu thereof pursuant to any tandem arrangement or otherwise), then such Shares subject to the Award again shall become available for the granting of Awards under the Plan within the limitation stated in subsection (a). Notwithstanding the foregoing, (i) if, while any Award is outstanding, the Grantee thereof receives any benefits of ownership of the Shares (such as the right to vote or receive dividends) or (ii) if any Shares previously issued under the Plan are surrendered, or any Shares issuable under the Plan are withheld, in payment of the exercise price or purchase price of an Award or to satisfy tax withholding obligations associated with any Award, then in each such case such Shares shall not again be available for Awards under the Plan.

   5. Administration of the Plan

     (a) The Plan shall be administered by the Committee. The members of the Committee shall be appointed by the Board from time to time and shall serve at the pleasure of the Board.

      (b) The Committee shall adopt such rules of procedure as it may deem appropriate for the proper administration of the Plan. All actions of the Committee under the Plan shall be effective if taken either (1) by a majority vote of the members then in office at a meeting duly called and held or (2) by execution of a written instrument signed by all of the members then in office.

     (c) The powers of the Committee shall include plenary authority to interpret the Plan. Subject to the provisions of the Plan, the Committee shall have the authority, in its sole discretion, from time to time: (1) to select the officers and key employees to whom Awards shall be granted; (2) to determine the date on which each Award shall be granted; (3) to prescribe the number of Shares subject to each Award; (4) to determine the type of each Award; (5) to determine the Term of each Award; (6) to determine the periods during which Awards may be exercised and the restrictions and limitations upon exercise of Awards or the receipt of Shares; (7) to prescribe any performance criteria pursuant to which Awards may be granted or may become exercisable or payable; (8) to prescribe any limitations, restrictions or conditions on any Award; (9) to prescribe the provisions of each Agreement, which shall not be inconsistent with the terms of the Plan; (10) to adopt, amend and rescind rules and regulations relating to the Plan; and (11) to make all other determinations and take all other actions that are necessary or advisable for the implementation and administration of the Plan.

    6.  Individuals Eligible to Receive Awards

     (a) Awards may be granted under the Plan to officers and key employees of the Company or any Subsidiary, including officers and key employees who also serve as members of the Board. All determinations by the Committee as to the individuals to whom Awards shall be granted hereunder shall be conclusive.

     (b) Directors who are not regular salaried employees of the Company or any Subsidiary shall not be eligible to receive Awards.

     (c) A Grantee may receive more than one Award. A Grantee may not receive Awards with respect to more than 750,000 Shares (subject, however, to adjustment as provided in Section 21) in any three-year period. For purposes of the application of this limitation, if an Award is canceled, the Shares subject to the canceled Award shall continue to be counted against the maximum number of Shares for which Awards may be granted to the Grantee. If, after the grant of an Award, the exercise price or purchase price of the Award is reduced, transaction shall be treated as a cancellation of the Award and a grant of a new Award, and both the Shares subject to the Award that is deemed to be canceled and the Shares subject to the Award that is deemed to be granted shall reduce the maximum number of Shares for which Awards may be granted to the Grantee.

   7. Agreement

     (a) Each Award shall be evidenced by an Agreement setting forth the number of Shares subject to the Award or to which such Award corresponds, and the terms, conditions and restrictions applicable thereto.

     (b) Appropriate officers of the Company are hereby authorized to execute and deliver Agreements in the name of the Company as directed from time to time by the Committee.

   8. Incentive Stock Options

     (a) The Committee may authorize the grant of Incentive Stock Options to directors, officers and employees, subject to the terms and conditions set forth in the Plan. The Agreement relating to an Incentive Stock Option shall state that the Option evidenced by the Agreement is intended to be an Incentive Stock Option within the meaning of Section 422(b) of the Code.

     (b) The Term of each Incentive Stock Option shall end (unless the Option shall have terminated earlier under another provision of the Plan) on a date fixed by the Committee and set forth in the applicable Agreement. In no event shall the Term of the Option extend beyond ten years from the date of grant of the Option. In the case of any Grantee who, on the date the Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10 percent of the total combined voting power of all classes of stock of the Company, a Parent (if any), or a Subsidiary (if any), the Term of the Option shall not extend beyond five years from the date of grant.

     (c) To the extent that the aggregate Fair Market Value of the stock with respect to which Incentive Stock Options (determined without regard to this subsection (c)) are exercisable by any Grantee for the first time during any calendar year (under all stock option plans of the Company, its Parent (if any) and its Subsidiaries (if any)) exceeds $100,000, such Options shall not be Incentive Stock Options. For the purposes of this subsection
        (c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted. This subsection (c) shall be applied by taking Options into account in the order in which they were granted.

     (d) The Option price per Share established by the Committee for an Incentive Stock Option shall not be less than the Fair Market Value of a Share on the date the Option is granted, except that in the case of an Incentive Stock Option granted to a Grantee who, on the date the Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10 percent of the total combined voting power of all classes of stock of the Company, a Parent (if any), or a Subsidiary (if any), the Option price for each Share shall not be less than 110 percent of the Fair Market Value of a Share on the date the Option is granted. In no event may an Incentive Stock Option be granted if the Option price per Share is less than the par value of a Share.

     (e) Any Grantee who disposes of Shares purchased upon the exercise of an Incentive Stock Option either (1) within two years after the date on which the Option was granted, or (2) within one year after the transfer of such Shares to the Grantee, shall promptly notify the Company of the date of such disposition and of the amount realized upon such disposition.

   9. Nonqualified Stock Options

     (a) The Committee may authorize the grant of Nonqualified Stock Options subject to the terms and conditions set forth in the Plan. Unless an Option is designated by the Committee as an Incentive Stock Option, it is intended that the Option will not be an Incentive Stock Option within the meaning of Section 422(b) of the Code and instead, will be a Nonqualified Stock Option. The Agreement relating to a Nonqualified Stock Option shall state that the Option evidenced by the Agreement shall not be treated as an Incentive Stock Option.

     (b) The Term of each Nonqualified Stock Option shall end (unless the Option shall have terminated earlier under another provision of the Plan) on a date fixed by the Committee and set forth in the applicable Agreement. In no event shall the Term of the Nonqualified Stock Option extend beyond ten years from the date of grant of the Option.

     (c) The Option price to be paid by the Grantee for each Share purchased upon the exercise of a Nonqualified Stock Option shall be established by the Committee and set forth in the applicable Agreement. The Option price per Share of a Nonqualified Stock Option may not be less than the par value of a Share.

   10. Stock Appreciation Rights

     (a) The Committee may, from time to time, grant Stock Appreciation Rights either (1) in tandem with all or a portion of an Option granted under the Plan or (2) independent of any Option granted under the Plan. A tandem Right shall be exercisable only at such times, and to such extent, as the related Option is exercisable. An independent Right shall be exercisable at such time and to such extent as the Committee shall determine.

     (b) Any Stock Appreciation Right shall permit the Grantee to receive, upon exercise of the Right, an amount (to be paid in cash, in Shares or in both cash and Shares, as determined by the Committee in its sole discretion at any time prior to or after exercise) equal in value to the difference between (1) the Fair Market Value on the date of exercise of the Shares with respect to which the Right is exercised and (2) either (i) the Option price of the related Option in the case of a Right that is related to an Option or (ii) the Fair Market Value of a Share on the date the Right was granted in the case of a Right that is not related to any Option.

     (c) With respect to Rights granted under the Plan, the Committee may establish such waiting periods, exercise dates and other limitations as it shall deem appropriate in its sole discretion, provided that (1) no Right that is granted in tandem with an Option may be exercised after the expiration of the Term of such Option and (2) the exercise of a Right (whether or not in tandem with an Option) for cash by a director or officer (within the meaning of Rule 16b-3 under the 1934 Act) of the Company is subject to the following conditions: (A) the Company shall have been subject to the reporting requirements of Section 13(a) of the 1934 Act for at least one year prior to the exercise and shall have filed all reports required to be filed under Section 13(a) during such period, (B) the Company shall have regularly released for publication quarterly and annual summary statements of sales and earnings, (C) the Committee, which shall have sole discretion to approve or disapprove the election of the Grantee to receive cash as whole or partial settlement of the Right, approves the Grantee's election to receive cash after the election is made, (D) the exercise occurs during one of the window periods described in clause (e)(3) of Rule 16b-3 and (E) the Right is not exercised prior to the expiration of a six-month period after the date of the grant or, if later, stockholder approval of the Plan as provided in
        Section 3(b). In addition, the Committee may impose a prohibition on the exercise of Rights for such period or periods as it, in its sole discretion, deems to be in the best interest of the Company.

     (d) The right of a Grantee to exercise an Option shall be canceled if and to the extent that the Shares subject to the Option are used to calculate the amount to be received upon the exercise of a tandem Right, and the right of a Grantee to exercise a tandem Right shall be canceled if and to the extent that the Shares subject to the Right are purchased upon the exercise of the related Option.

     (e) A tandem Right may be granted coincident with or after the grant of any related Option; provided that the Committee shall consult with counsel before granting a tandem Right after the grant of a related Incentive Stock Option.

   11. Exercisability of Options and Rights

     (a) The Committee shall have authority to grant (1) Options and Rights that are exercisable in full at any time during their Term and (2) Options and Rights that become exercisable in installments during their Term. In exercising an Option or Right, the Grantee may purchase less than all of the Shares available under the Option or Right. No Option or Right granted to a director or officer of the Company (within the meaning of Section 16 of the 1934 Act) shall be exercisable within six months after the date of the grant of such Option or Right (or, if later, within six months following the date of stockholder approval of the Plan as provided in Section 3(b)).

     (b) The Committee may provide in the Agreement that the Option and/or Right becomes exercisable in full, notwithstanding the applicability of any limitation on the exercise of such Option or Right (other than the six-month waiting period described in the final sentence of subsection (a) above) beginning on the date on which a Change in Control has occurred.

   12. Exercise of Option or Right

     (a) Options or Rights shall be exercised by delivering or mailing to the Committee: (1) in the form and in the manner prescribed by the Committee, a notice specifying the number of Shares to be purchased or the number of Shares with respect to which a Right shall be exercised, and (2) if an Option is exercised, payment in full of the Option price for the Shares so purchased by a method described in Section 17 hereof.

     (b) Subject to Section 16(a) hereof, upon receipt of the notice of exercise and payment of the Option price in the case of an Option, the Company shall promptly deliver to the Grantee (or Beneficiary) a certificate or certificates for the Shares to which he is entitled, without charge to him for issue or transfer tax.

     (c) Upon the purchase of Shares under an Option or Right, the stock certificate or certificates may, at the request of the purchaser or recipient, be issued in his name and the name of another person as joint tenants with right of survivorship.

   13. Exercise of Options or Rights After Termination of Employment

     (a) The Committee may provide in the Agreement that the Option and/or Right shall cease to be exercisable after the Grantee's employment with the Company and its Subsidiaries (if any) terminates. The Committee also may provide in the Agreement that the Option and/or Right shall continue to be exercisable for a specified period (but not after such period) after the Grantee's employment with the Company and its Subsidiaries (if any) terminates. The period during which the Option and/or Right shall remain exercisable may vary according to the reason for the termination. In no event shall an Option and/or Right be exercisable after the expiration date specified in the Agreement.

     (b) An Incentive Stock Option shall be treated as a Nonqualified Stock Option if it is exercised more than 12 months after a termination of employment because of a Disability or more than three months after a termination of employment for any reason other than death or Disability.

     (c) The Committee may provide in the Agreement that the Option and/or Right shall become immediately exercisable in full upon the Grantee's termination of employment for specified reasons such as Disability or death; notwithstanding any provision of the Option and/or Right that provides for the exercise of the Option and/or Right in installments, except for the six-month waiting period described in the final sentence of Section 11(a). Any Option or Right that would have become immediately exercisable in full upon such a termination but for the application of such six-month waiting period shall become immediately exercisable in full upon the expiration of such six-month waiting period.
   14. Performance Shares

        The Committee may, from time to time, grant Performance Shares. A Performance Share shall entitle the Grantee to receive a payment as soon as practicable after a Payment Date (specified by the Committee at the time of the grant of the Performance Share) in an amount equal to the excess (if any) between (1) the Fair Market Value of a Share on the Payment Date and (2) the Fair Market Value of a Share on the date the Performance Share is granted. Unless the Committee provides otherwise at the time of grant, a Grantee may receive payment only if the Grantee remains continuously employed with the Company or a Subsidiary until such Payment Date. Payment may be made in cash, Shares or in both cash or Shares, as determined by the Committee in its sole discretion at any time prior to the Payment Date. A Performance Share does not confer the right to vote or the right to receive dividends. At the time of the grant of the Performance Share, the Committee may establish such terms, limitations and restrictions as it deems advisable, including providing for the acceleration of the Payment Date upon the occurrence of certain events.

   15. Stock-Based Awards

        The Committee may, from time to time, grant Awards under the Plan that consist of, are denominated in or payable in, are valued in whole or in part by reference to, or otherwise are based on or related to, Shares, provided that such grants comply with applicable law. The Committee may subject such Awards to such vesting or earn-out provisions, restrictions on transfer, and/or other restrictions on incidents of ownership as the Committee may determine, provided that such restrictions are not inconsistent with the terms of the Plan. The Committee may grant Awards under this Section 15 that require no payment of consideration by the Grantee (other than services previously rendered or, as may be permitted by applicable law, services to be rendered), either on the date of grant or the date any restriction(s) thereon are removed. Awards granted under this Section 15 may include, by way of example, restricted Shares, performance bonus awards, and other Awards that are payable in cash, or that are payable in cash or Shares or other property (at the election of the Committee or, if the Committee so provides, at the election of the Grantee), provided that such Awards are denominated in Shares, valued in whole or in part by reference to Shares, or otherwise based on or related to Shares.

   16. Conditions on Awards

     (a) The grant or exercise of an Award and the distribution of Shares or cash under the Plan shall be subject to the condition that if at any time the Company shall determine (in accordance with the provisions of the following sentence) that it is necessary as a condition of, or in connection with, such grant, exercise or distribution (1) to satisfy withholding tax or other withholding liabilities, (2) to effect the listing, registration or qualification on any securities exchange, on any quotation system, or under any federal, state or local law, of any Shares otherwise deliverable in connection with such grant, exercise or distribution, or (3) to obtain the consent or approval of any regulatory body, then in any such event such grant, exercise or distribution shall not be effective unless such withholding, listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its reasonable and good faith
        judgment. In seeking to effect  or obtain any such   withholding,
        listing, registration, qualification, consent or approval, the Company shall act with all reasonable diligence. Any such postponement or limitation affecting the right to exercise an Award or the grant or distribution of an Award, Shares or cash shall not extend the time within which the Award may be granted or exercised or the Shares or cash distributed, unless the Company and the Grantee choose to amend the terms of the Award to provide for such an extension; and neither the Company nor any of its directors or officers shall have any obligation or liability to the Grantee or to a Beneficiary by reason of any such postponement or limitation.

     (b) All Awards granted under the Plan shall be nontransferable other than by will or by the laws of descent and distribution, and an Award may be exercised during the lifetime of the Grantee only by him.

   17. Payment for Award

        Any exercise or purchase price of an Award may be payable, at the discretion of the Committee, by any one or a combination of the following methods: (1) by money order, cashier's check or certified check; (2) by having the Company withhold Shares otherwise deliverable to the Grantee or by the tender of other Shares to the Company; or (3) unless the Committee expressly provides otherwise (at the time of grant in the case of Incentive Stock Option or at any time prior to exercise or purchase in the case of any other Award) by cash payment made by the Grantee's broker pursuant to the Grantee's instructions (and, if so instructed by the Grantee, cash payment by the Grantee's broker of the amount of any taxes to be withheld in connection with the exercise), accompanied by the Grantee's irrevocable instructions to the Company to deliver the Shares issuable upon exercise of the Option promptly to the broker for the Grantee's account; provided that, in the case of any director or officer (within the meaning of Section 16 of the 1934 Act) of the Company, such exercise would not subject the Grantee to short-swing profit recovery provision of Section 16(b) of the 1934 Act. Shares tendered in satisfaction of the exercise price or purchase price shall be valued at their Fair Market Value on the date of tender. The Committee shall determine acceptable methods for tendering Shares to exercise an Award under the Plan, and may impose such limitations and prohibitions on the use of Shares to exercise Awards as it deems appropriate. The date of exercise of an Award shall be deemed to be the date on which the notice of exercise and payment of the exercise price or purchase price are received by the Committee or, if such notice of exercise and payment are mailed in the United States and the United States Postal Service has stamped its postmark thereon, then on the date of such postmark.

   19. Tax Withholding

     (a) The Company shall have the right to collect an amount sufficient to satisfy any federal, state and/or local withholding tax requirements that might apply with respect to any Award (including, without limitation, the exercise of an Option or Right, the disposition of Shares, or the grant or distribution of Shares or cash) in the manner specified in subsection (b) or (c) below. Alternatively, a Grantee may elect to satisfy any such withholding tax requirements in the manner specified in subsection (d) or (e) below to the extent permitted therein.
     (b) The Company shall have the right to require Grantees to remit to the Company an amount sufficient to satisfy any such withholding tax requirements.

     (c) The Company and any Subsidiary also shall, to the extent permitted by law, have the right to deduct from any payment of any kind (whether or not related to the Plan) otherwise due to a Grantee any such taxes required to be withheld.

     (d) If the Committee in its sole discretion approves, a Grantee may irrevocably elect to have any withholding tax obligation satisfied by (i) having the Company withhold Shares otherwise deliverable to the Grantee with respect to the Award, or (ii) delivering other Shares to the Company; provided that, to the extent necessary for a director or an officer (within the meaning of Section 16 of the 1934 Act) of the Company to obtain exemption from the short-swing profit recovery provisions of
        Section 16(b) of the 1934 Act, any such election either (i) shall be made by an irrevocable election made at least six months before the date on which the amount of the tax to be withheld is determined or (ii) is subject to the following conditions: (A) the Company shall have been subject to the reporting requirements of Section 13(a) of the 1934 Act for at least one year prior to the election and shall have filed all reports required to be filed under Section 13(a) during such period, (B) the Company shall have regularly released for publication quarterly and annual summary statements of sales and earnings, (C) the Committee, which shall have sole discretion to approve or disapprove such election, approves the election after the election is made, (D) the election occurs during (or in advance to take effect during) one of the window periods described in clause (c)(3) of Rule 16b-3 and (E) the election does not occur prior to the expiration of a six-month period after the date of the grant of the Award or, if later, stockholder approval of the Plan as provided in Section 3(b).

     (e) If permitted by the Committee, a Grantee may elect to have any withholding tax obligation satisfied in the manner described in Section 17(3), to the extent permitted therein.

   20. Fractional Shares

        No fractional Shares shall be issued pursuant to the Plan or any Award. The Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of fractional Shares, or whether fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

   21. Shareholder Rights

     (a) No Award shall not confer upon a Grantee any rights of a Shareholder unless and until the Shares are actually issued to him.

     (b) Subject to any required action by the Company's Shareholders, if the Company shall be a party to any merger, consolidation or reorganization in which Shares are changed or exchanged, a Grantee holding an outstanding Award shall be entitled to receive, upon the exercise of such Award, the same consideration that a holder of the same number of Shares that are subject to the Award is entitled to receive pursuant to such merger, consolidation or reorganization.

   22. Adjustment for Changes in Capitalization

        In addition to the provisions of Section 20(b) above, in the event of (i) any change in the Shares through merger, consolidation, reorganization, recapitalization (ii) any dividend on the Shares that is payable in such Shares, or (iii) a stock split or a combination of Shares, then, in any such case, the aggregate number and type of Shares available for Awards, the number and type of Shares subject to outstanding Awards, the exercise price or purchase price per Share of each outstanding Award and the number of Shares with respect to which Awards may be granted to a Grantee within any three-year period, shall be adjusted by the Committee as it deems equitable in its sole and absolute discretion to prevent substantial dilution or enlargement of the rights of the Grantees, subject to any required action by the Shareholders of the Company; and provided that with respect to Incentive Stock Options, no such adjustment shall be required to the extent that such adjustment would cause such Options to violate Section 422(b) of the Code.

   23. Termination, Suspension or Modification of Plan

        The Board of  Directors may at  any time  terminate, suspend  or modify the Plan, except that the Board shall not, without the approval of the holders of a majority of the Company's outstanding Shares present in person or represented by proxy and entitled to vote at a meeting of the stockholders of the Company duly called for such purpose or by the written consent of the holders of a majority of the outstanding Shares entitled to vote, (a) change the class of persons eligible for Awards; (b) change the exercise price or purchase price of Awards (other than through adjustment for changes in capitalization as provided in Section 21 hereof); (c) increase the maximum duration of the Plan; (d) materially increase the benefits accruing to participants under the Plan; or (e) materially increase the number of securities that may be issued under the Plan. No termination, suspension, or modification of the Plan shall adversely affect any right acquired by any Grantee or by any Beneficiary, under the terms of any Award granted before the date of such termination, suspension or modification, unless such Grantee or Beneficiary shall consent; but it shall be conclusively presumed that any adjustment for changes in capitalization in accordance with Section 21 hereof does not adversely affect any such right.

   25. Application of Proceeds

        The proceeds received by the Company from the sale of Shares under the Plan shall be used for general corporate purposes.

   26. Unfunded Plan

        The Plan shall be unfunded. Neither the Company nor any Subsidiary shall be required to segregate any assets that may be represented by any Awards, and neither the Company nor any Subsidiary nor the Board shall be deemed to be a trustee of any amounts to be paid under any Award. Any liability of the Company or any Subsidiary to pay any Grantee or Beneficiary with respect to an Award shall be based solely upon any contractual obligations created pursuant to the provisions of the Plan and the applicable Agreement; no such obligation shall be deemed to be secured by any pledge of, or encumbrance on, any property of the Company or a Subsidiary.

   27.   General Provisions

        The grant of an Award at any time shall not give the Grantee any right to similar grants at any other time or any right to be retained in the employ of the Company or its Subsidiaries.

   28. Governing Law

        The Plan shall be governed and its provisions construed, enforced and administered in accordance with the laws of the state of Illinois, except to the extent that such laws may be superseded by any federal law.